Exhibit 10.7.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
AMENDMENT NUMBER NINE
to the
MASTER REPURCHASE AGREEMENT
Dated as of June 3, 2020,
among
HOME POINT FINANCIAL CORPORATION,
MORGAN STANLEY BANK. N.A.,
and
MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC
This AMENDMENT NUMBER NINE (this “Amendment”) is made this 30th day of March, 2022, among HOME POINT FINANCIAL CORPORATION, a New Jersey corporation, as seller (“Seller”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for the Buyer (“Agent”), to the Master Repurchase Agreement, dated as of June 3, 2020, as amended by that certain Amendment Number One to the Master Repurchase Agreement, dated as of August 14, 2020, by that certain Amendment Number Two to the Master Repurchase Agreement, dated as of November 18, 2020, by that certain Amendment Number Three to the Master Repurchase Agreement, dated as of December 23, 2020 and effective as of January 5, 2021, by that certain Amendment Number Four to the Master Repurchase Agreement, dated as of February 11, 2021, by that certain Amendment Number Five to the Master Repurchase Agreement, dated as of March 10, 2021, by that certain Amendment Number Six to the Master Repurchase Agreement, dated as of June 29, 2021, by that certain Amendment Number Seven to the Master Repurchase Agreement, dated as of December 23, 2021, and by that certain Amendment Number Eight to the Master Repurchase Agreement, dated as of March 4, 2022 (as further amended, modified or supplemented from time to time, the “Agreement”), among Seller, Buyer and Agent, as such agreement may be further amended from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement as more specifically set forth herein; and
WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.    Amendment. Effective as of the Amendment Effective Date, the Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto.
Section 2.    Effective Date. This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the Agent shall have received counterparts hereof duly executed by each of the parties hereto.
Section 3.    Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out-of-pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment (including all reasonable fees and out-of-pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Section 14.04 and 14.06 of the Agreement.
Section 4.    Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.
Section 5.    Binding Effect; Governing Law. THIS AMENDMENT SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
Section 6.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.
Section 7.    Limited Effect. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby. The parties hereto have entered into this Amendment solely to amend the terms of the Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or any other party under or in connection with the Agreement or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the parties under the Agreement are preserved, (ii) the liens and security interests granted under the Agreement continue in full force and effect, and (iii) any reference to the Agreement in any such Transaction Documents shall be deemed to reference to this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Buyer and Agent have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

HOME POINT FINANCIAL CORPORATION, as Seller

By:	/s/ Joseph Ruhlin

Name:	Joseph Ruhlin
Title:	Senior Managing Director - Treasurer

[Signature page to Amendment No. 9 to MRA]

MORGAN STANLEY BANK, N.A., as Buyer

By:	/s/ Darius Houseal

Name:	Darius Houseal
Title:	Authorized Signatory

Morgan Stanley Bank, N.A.
1585 Broadway, 24th Floor
New York, New York 10036
Attention: [***]
Telephone No.: [***]
Fax: [***]
Email: [***]

With a copy to:

One Utah Center
201 South Main Street
Salt Lake City, Utah 84111

With a copy to:

Morgan Stanley Bank, N.A.
1 New York Plaza, 41st Floor
New York, New York 10004
Attention: [***]
Telephone: [***]
Email: [***]

[Signature page to Amendment No. 9 to MRA]

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, as Agent

By:	/s/ Michael A. Calandra, Jr.

Name:	Michael A. Calandra, Jr.
Title:	Authorized Signatory

Morgan Stanley Mortgage Capital Holdings LLC
1585 Broadway, 24th Floor
New York, New York 10036
Attention: [***]
Telephone No.: [***]
Fax: [***]
Email: [***]
[Signature page to Amendment No. 9 to MRA]

EXHIBIT A

[see attached]

7.11    Limitation on Liens. The Seller will defend the Purchased Items against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Purchased Items, other than the security interests created under this Repurchase Agreement, and the Seller will defend the right, title and interest of the Buyer in and to any of the Purchased Items against the claims and demands of all persons whomsoever.
7.12    Limitation on Guarantees. The Seller shall not create, incur, assume or suffer to exist any Guarantees.
7.13    Limitation on Distributions. Following the occurrence of a Default or Event of Default that has not been waived, the Seller shall not declare or pay any dividends upon any shares of the Seller’s stock, including Capital Stock, now or hereafter outstanding, nor shall the Seller set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of the Seller, whether now or hereafter outstanding, or make any other distribution in respect of any of the foregoing or to any shareholder or equity owner of the Seller, either directly or indirectly, whether in cash or property or in obligations of the Seller or any of the Seller’s consolidated Subsidiaries.
7.14    Maintenance of Tangible Net Worth. The Seller shall not permit its Tangible Net Worth at any time to be less than [***].
7.15    Maintenance of Ratio of Total Indebtedness to Tangible Net Worth. The Seller shall not permit the ratio of Total Indebtedness to Tangible Net Worth at any time to be greater than [***].
7.16    Maintenance of Profitability. The Seller shall not permit Net Income (before income Taxes), generated over a consecutive three-month period, measured on the last day of each fiscal quarter, to be less than [***].
7.17    Servicer; Servicing File. The Seller shall provide to the Agent on the tenth (10th) calendar day of each month a computer readable file containing servicing information, including without limitation those fields specified by the Agent from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Loans serviced hereunder by the Seller or any Servicer. The Seller shall not cause the Mortgage Loans to be serviced by any servicer other than a Servicer expressly approved in writing by the Buyer.
7.18    Maintenance of Liquidity. The Seller shall ensure that it maintains unrestricted cash and Cash Equivalents in an amount of not less than [***].
7.19    Required Filings. The Seller shall promptly provide the Buyer and the Agent with copies of all documents which the Seller or any Affiliate of the Seller is required to file with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder.